Post-employment benefits for associates	12 Months Ended
Dec. 31, 2020
Employee Benefits [Abstract]
Post-employment benefits for associates	Post-employment benefits for associates
Defined benefit plans
In addition to the legally required social security schemes, Alcon has sponsored numerous independent pension and other post-employment benefit plans and participates in certain plans of Novartis pending completion of their separation. In most cases, these plans are externally funded in entities that are legally separate from Alcon. For certain subsidiaries, however, no independent plan assets exist for the pension and other post-employment benefit obligations of associates. In these cases the related unfunded liability is included in the Consolidated Balance Sheet. The value of the post-employment benefits promised under the pension and other post-employment benefit plans is represented by the defined benefit obligation ("DBO"), which is measured based on the projected unit credit method ("PUC"). Independent actuaries reappraise the DBOs of all major pension and other post-employment benefit plans annually. Plan assets are recognized at fair value.
The major plans are based in Switzerland, the United States, Germany, and the United Kingdom. As of December 31, 2020, these plans represent 86% of Alcon's total DBO and, other than described below for the finalization of the Swiss plan separation, are independently sponsored by Alcon. Details of the plans in those significant countries are provided below.
The pension plans in Switzerland represent the most significant portion of Alcon's total pension DBO and the largest component of Alcon's total plan assets. The principal plan in Switzerland is funded. Following the Spin-off, all Alcon Swiss associates continued to participate in Novartis pension funds for a temporary period. For the Swiss pension plan, active insured members' benefits are partially linked to the contributions paid into the plan. Certain features of Swiss pension plans required by law preclude the plans from being categorized as defined contribution plans. These factors include a minimum interest guarantee on retirement savings accounts, a pre-determined factor for converting the accumulated savings account balance into a pension and embedded death and disability benefits. All benefits granted under a Swiss-based principal pension plan are vested, and Swiss legislation prescribes that the employer has to contribute a fixed percentage of an associate's pay to an external pension fund. Additional employer contributions may be required whenever the plan's statutory funding ratio falls below a certain level. The associate also contributes to the plan.
As of December 31, 2020 the Swiss pension plan was managed by a separate legal entity governed by a board of trustees, that, for the pension plan, consisted of representatives nominated by Alcon's Former Parent and the active insured associates. The board of trustees was responsible for the plan design and asset investment strategy. Effective February 1, 2021, Alcon's Swiss pension obligation was set-up under an Alcon-sponsored arrangement with Copré La Collective de Prévoyance ("Copre"). Also effective February 1, 2021, Alcon has its own pension committee, consisting of representatives nominated by Alcon and the active insured associates. Associates' vested account balances are expected to transfer to Copré before March 31, 2021. As a collective foundation, Copré is governed by its own board of trustees which is responsible for the foundation regulations and asset investment strategy for multiple entities participating in the collective foundation. The pension committee is responsible for the plan design of Alcon’s plan. During the third quarter of 2020, the selection of Copré resulted in a plan amendment with past service costs of $12 million recognized in Other expense and a corresponding increase in the DBO.
The United States pension plans represent the second largest component of Alcon's total pension DBO and the third largest component of Alcon's total plan assets. The principal plan (Qualified Plan) is funded, whereas the plans providing additional benefits for executives (Defined Benefit Restoration Plan and Grandfathered Supplemental Executive Plan) are unfunded. Benefits in the Qualified Plan and Restoration Plan are frozen for all participants. Employer contributions are required for the Qualified Plan whenever the statutory funding ratio falls below a certain level. Furthermore, associates in the United States are covered under other post-employment benefit plans (US OPEB plans) which represent 99% of the total DBO for other post-employment benefit plans. These benefits in the US primarily consist of post-employment healthcare which has been closed to new members since 2015. Effective January 1, 2021, the Alcon sponsored group health plan for current and future eligible retired participants age 65 and over was changed to a private Medicare marketplace while providing an annual notional contribution to a Health Reimbursement Account for each covered member and spouse. The impact of the plan amendment in the fourth quarter of 2020 was a benefit of $164 million recognized in Other income and a corresponding decrease in the DBO in Provisions and other non-current liabilities. There is no statutory funding requirement for the US OPEB plans. The Qualified Pension plan and US OPEB plans were separated from Novartis plans subsequent to the Spin-off and were independently sponsored by Alcon as of December 31, 2020. The Defined Benefit Restoration Plan and Grandfathered Supplemental Executive Plan were already independently sponsored by Alcon.
The major pension arrangements in Germany are governed by the Occupational Pensions Act ("BetrAVG") and represent the third largest component of Alcon's total pension DBO and the fifth largest component of Alcon's total plan assets. The plans are partly funded by a Contractual Trust arrangement or direct insurances. The employer is responsible for contributing the premiums to the insurances and paying certain benefits when they fall due. All plans are closed for new entrants and the benefits are fully vested for all participants. For some participants the benefits are based on final salary and length of employment, and for others the benefit is earned each year based on the current salary in the year of service. Associates do not contribute towards the cost of the benefits.
The pension plans in the United Kingdom represent the fourth largest component of Alcon's total pension DBO and the second largest component of Alcon's total plan assets. The Alcon United Kingdom Pension Scheme is governed and administered by a board of trustees in accordance with its Trust Deed. United Kingdom legislation requires that pension schemes are funded prudently (i.e., to a level in excess of the "best estimate" expected cost of providing benefits). Funding is assessed on a triennial basis using (prudent) assumptions agreed by the board of trustees and Alcon. The board of trustees is responsible for jointly agreeing with Alcon the level of contributions needed to eliminate any shortfall over a reasonable period of time, typically not exceeding 10 years. Under the governing documentation, if a surplus remains once liabilities have been settled it would be refunded to Alcon.
One of Alcon's pension plans has a surplus that is not recognized, on the basis that future economic benefits are not available to the entity in the form of a reduction in future contributions or a cash refund.
The following tables summarize the funded and unfunded DBO for pension and other post-employment benefit plans of Alcon associates at December 31, 2020 and 2019:

	Pension plans		Other post-employment benefit plans
($ millions)	2020	2019	2020	2019
Benefit obligation at January 1	723	662	423	385
Current service cost	31	22	14	8
Interest cost	12	13	15	15
Past service costs and settlements	9	2	(165)	—
Administrative expenses	1	1	—	—
Remeasurement losses arising from changes in financial assumptions	38	71	92	52
Remeasurement losses/(gains) arising from changes in demographic assumptions	2	6	(4)	(1)
Remeasurement (gains) arising from experience-related changes	(13)	(5)	(27)	(20)
Currency translation effects	44	1	—	—
Benefit payments	(36)	(15)	(25)	(16)
Contributions of associates	6	5	9	—
Effect of acquisitions, divestments or transfers	—	(40)	—	—
Benefit obligation at December 31	817	723	332	423
Fair value of plan assets at January 1	451	424	—	40
Interest income	7	8	—	1
Return on plan assets excluding interest income	32	36	—	3
Currency translation effects	24	7	—	—
Employer contributions	25	21	16	(28)
Contributions of associates	6	5	9	—
Settlements	(2)	—	—	—
Benefit payments	(36)	(15)	(25)	(16)
Effect of acquisitions, divestments or transfers	12	(35)	—	—
Fair value of plan assets at December 31	519	451	—	—
Funded status	(298)	(272)	(332)	(423)
Limitation on recognition of fund surplus at January 1	(6)	(4)
Change in limitation on recognition of fund surplus (including exchange rate differences)	(11)	(2)
Limitation on recognition of fund surplus at December 31	(17)	(6)
Net liability in the balance sheet at December 31	(315)	(278)	(332)	(423)
The reconciliation of the net liability from January 1 to December 31 is as follows:

	Pension plans		Other post- employment benefit plans
($ millions)	2020	2019	2020	2019
Net liability at January 1	(278)	(242)	(423)	(345)
Current service cost	(31)	(22)	(14)	(8)
Net interest expense	(5)	(5)	(15)	(14)
Administrative expenses	(1)	(1)	—	—
Past service costs and settlements	(11)	(2)	165	—
Remeasurements	5	(36)	(61)	(28)
Currency translation effects	(20)	6	—	—
Employer contributions	25	21	16	(28)
Effect of acquisitions, divestments or transfers	12	5	—	—
Change in limitation on recognition of fund surplus	(11)	(2)	—	—
Net liability at December 31	(315)	(278)	(332)	(423)

Amounts recognized in the balance sheet
Prepaid benefit cost	24	13	—	—
Accrued benefit liability	(339)	(291)	(332)	(423)
The following tables provide detail of the DBO for pension plans by geography and type of member and of plan assets based on the geographical locations in which they are held:

	2020
($ millions)	Switzerland	United States	Germany	United Kingdom	Rest of the world	Total
By type of member
Active	(251)	(53)	(76)	—	(125)	(505)
Deferred pensioners	(12)	(50)	(32)	(62)	(17)	(173)
Pensioners	(26)	(35)	(26)	(42)	(10)	(139)
Benefit obligation at December 31	(289)	(138)	(134)	(104)	(152)	(817)
Thereof: unfunded plans	51	30	—	—	31	112
Thereof: unfunded portion of funded plans	84	14	115	—	14	227
Prepaid benefit costs and limitation on recognition of fund surplus	—	—	—	(23)	(18)	(41)
Fair value of plan assets at December 31	154	94	19	127	125	519
Funded status	(135)	(44)	(115)	23	(27)	(298)

	2019
($ millions)	Switzerland	United States	Germany	United Kingdom	Rest of the world	Total
By type of member
Active	(216)	(40)	(61)	—	(123)	(440)
Deferred pensioners	(12)	(46)	(27)	(54)	(12)	(151)
Pensioners	(16)	(41)	(21)	(44)	(10)	(132)
Benefit obligation at December 31	(244)	(127)	(109)	(98)	(145)	(723)
Thereof: unfunded plans	47	29	—	—	23	99
Thereof: unfunded portion of funded plans	65	18	92	—	17	192
Prepaid benefit costs and limitation on recognition of fund surplus	—	—	—	(11)	(8)	(19)
Fair value of plan assets at December 31	132	80	17	109	113	451
Funded status	(112)	(47)	(92)	11	(32)	(272)

The following table shows the principal weighted average actuarial assumptions used for calculating defined benefit plans and other post-employment benefits of Alcon associates:

	Pension plans		Other post-employment benefit plans
	2020	2019	2020	2019
Discount rate	1.2%	1.7%	2.3%	3.3%
Expected rate of pension increase	1.1%	1.2%
Expected rate of salary increase	2.4%	3.3%
Interest on savings account	1.0%	1.0%
Current average life expectancy for a 65-year-old male (in years)	20	21	20	21
Current average life expectancy for a 65-year-old female (in years)	23	24	22	23
The following table shows additional details related to the weighted average discount rates for the principal plan for each significant country:

	Pension plans		Other post-employment benefit plans
	2020	2019	2020	2019
Switzerland	0.1%	0.3%
United States	2.4%	3.1%	2.3%	3.3%
Germany	0.8%	1.1%
United Kingdom	1.3%	2.0%
Changes in the aforementioned actuarial assumptions can result in significant volatility in the accounting for pension plans in the Consolidated Financial Statements. This can result in substantial changes in Alcon's other comprehensive income, non-current liabilities and prepaid pension assets.
The DBO is significantly impacted by assumptions related to the rate used to discount the actuarially determined post-employment benefit liability. This rate is based on yields of high-quality corporate bonds in the country of the plan. Decreasing corporate bond yields decrease the discount rate, resulting in an increase in the DBO and decrease in the funded status.
The impact of decreasing interest rates on a plan's assets is more difficult to predict. A significant part of the plan assets is invested in bonds. Bond values usually rise when interest rates decrease and may therefore partially compensate for the decrease in the funded status. Furthermore, pension assets also include significant holdings of equity instruments. Share prices tend to rise when interest rates decrease and therefore often counteract the negative impact of the rising DBO on the funded status (although the correlation of interest rates with equities is not as strong as with bonds, especially in the short term).
The assumption for the expected rate for pension increases significantly affects the DBO of most plans in Switzerland, Germany and the United Kingdom. Such pension increases also decrease the funded status, although there is no strong correlation between the value of the plan assets and pension/inflation increases.
Assumptions regarding life expectancy significantly impact the DBO. An increase in longevity increases the DBO. There is no offsetting impact from the plan assets, as no longevity bonds or swaps are held by the pension funds. Generational mortality tables are used where this data is available.
The following table shows the sensitivity of the defined benefit pension and other post-employment benefit obligations to the principal actuarial assumptions as of December 31, 2020:

($ millions)	Change in 2020 year-end
25 basis point increase in discount rate	(42)
25 basis point decrease in discount rate	46
1 year increase in life expectancy	31
25 basis point increase in rate of pension increase	15
25 basis point decrease in rate of pension increase(1)	(7)
25 basis point increase of interest on savings account	4
25 basis point decrease of interest on savings account	(3)
25 basis point increase in rate of salary increase	6
25 basis point decrease in rate of salary increase	(4)
(1)Decrease in rate of pension increase is limited to zero.
The above sensitivity analyses are based on a change in an assumption while holding all other assumptions constant. In practice, this is unlikely to occur, and changes of the assumptions may be correlated. When calculating the sensitivity of the DBO to significant actuarial assumptions the same method (present value of the defined benefit obligation calculated with the PUC method at the end of the reporting period) has been applied as when calculating the net liability recognized in the Consolidated Balance Sheet.
The healthcare cost trend rate assumptions used for other post-employment benefits are as follows:

	2020	2019	2018
Healthcare cost trend rate assumed for next year	6.2%	6.5%	7.0%
Rate to which the cost trend rate is assumed to decline	4.5%	4.5%	4.5%
Year that the rate reaches the ultimate trend rate	2028	2028	2028
The following table shows the weighted average plan asset allocation of funded defined benefit pension plans at December 31, 2020, and 2019:

	Pension plans
(as a percentage)	Long-term target minimum	Long-term target maximum	2020	2019
Equity securities	15	40	31	32
Debt securities	20	60	46	42
Real estate	5	20	7	7
Alternative investments	0	20	10	15
Cash and other investments	0	15	6	4
Total			100	100
Cash and most of the equity and debt securities have a quoted market price in an active market. Real estate and alternative investments, which include hedge fund and private equity investments, usually do not have a quoted market price.
The strategic allocation of assets of the different pension plans is determined with the objective of achieving an investment return that, together with employer contributions and contributions of associates, is sufficient to maintain reasonable control over the various funding risks of the plans. Based upon the market and economic environments, actual asset allocations may temporarily be permitted to deviate from policy targets.
The weighted average duration of the DBO is 15.5 and 15.6 years as of December 31, 2020 and 2019, respectively.
Alcon's ordinary contribution to the various pension plans is based on the rules of each plan. Additional contributions are made whenever required by statute or law (i.e., usually when statutory funding levels fall below predetermined thresholds).
The following table summarizes expected future cash flows for pension and other post-employment benefit plans as of December 31, 2020:

($ millions)	Pension plans	Other post-employment benefit plans
Expected employer contributions to funded plans
2021 (estimated)	11	—
Expected future benefit payments
2021	44	19
2022	26	21
2023	28	22
2024	32	23
2025	32	23
2026-2030	185	110
Defined contribution plans
In many subsidiaries, associates are covered by defined contribution plans. Contributions charged to the 2020 Consolidated Income Statement for the defined contribution plans were $136 million (2019: $128 million; 2018: $105 million).